Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10Q of Viropro Inc. (the “Company”) for the period ended March 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Rajiv Datar, as Chief Executive Officer of the Company, and Claude Gingras, as Chief Financial Officer of the Company, hereby certify that:

(1)                       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/   Rajiv Datar
Rajiv Datar
Chief Executive Officer

/s/   Claude Gingras
Claude Gingras
Chief Financial Officer